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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 1998

                                     0-16979
                            (Commission File Number)

                             ----------------------

                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

           Bermuda                                            Not Applicable
(Jurisdiction of Incorporation)                               (IRS Employer
                                                          Identification Number)

                              The Gibbons Building
                           10 Queen Street, Suite 301
                            Hamilton, HM 11, Bermuda
              (Address of registrant's principal executive office)

                                  441-292-8674*
                         (Registrant's telephone number)

                             ----------------------

* The Executive Offices of the Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
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ITEM 5. Other Events

            Under the terms and subject to the conditions contained in the United States purchase agreement (the "U.S. Purchase Agreement"), dated March 2, 1998, Tyco International Ltd. (the "Company") has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "U.S. Underwriters") 17,600,000 common shares, par value $.20 per share ("Common Shares") (not including an over-allotment option). Concurrently with such sale and under the terms of the international purchase agreement of even date therewith (the "International Purchase Agreement, and together with the U.S. Purchase Agreement, the "Underwriting Agreements"), the Company has agreed to sell to Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan Securities Ltd. (the "International Managers") 4,400,000 Common Shares (not including an over-allotment option). The Common Shares are being offered to the public by the U.S. Underwriters in the United States and Canada, and by the International Managers outside of the United States and Canada, at an initial price of $50.75 Common Share.

            The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreements which are appended hereto as Exhibits 1.1 and 1.2 and are incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits.

Exhibit Number                              Title
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      1.1   Purchase Agreement, dated March 2, 1998, between Tyco International
            Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

      1.2 Purchase Agreement, dated March 2, 1998. between Tyco International Ltd. and Merrill Lynch International. Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P+. Morgan Securities Ltd.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        TYCO INTERNATIONAL LTD.


                                        By: /s/ Mark H. Swartz
                                            --------------------------------
                                            Mark H. Swartz
                                            Executive Vice President - Chief
                                            Financial Officer

Date: March 6, 1998
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                                  Exhibit Index

      Exhibit Number                        Title                        Page
      --------------                        -----                        ----

            1.1 Purchase Agreement, dated March 2, 1998, between Tyco International Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

            1.2 Purchase Agreement, dated March 2, 1998, between Tyco International Ltd. and Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan Securities Ltd.